Equity Method Investments	12 Months Ended
Dec. 31, 2025
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
Note 6 - Equity Method Investments
We hold a 51% equity ownership interest in Perfomex and Perfomex II, two Mexico-based joint ventures, with Proyectos Globales de Energia y Servicos CME, S.A. DE C.V. (“CME”) owning the remaining 49% interest in these joint ventures.
We have determined that these joint ventures are VIEs, and that we do not have the power to direct the decisions which most significantly impact their economic performance. Therefore, we are not considered to be the primary beneficiary of the VIEs, and our interests in the joint ventures should be accounted for under the equity method of accounting and shown as equity method investments on our Consolidated Balance Sheets.
A rollforward of our investments in equity method investments is as follows:

In $ millions	Perfomex	Perfomex II	Total
Balance as of January 1, 2024	9.1	6.6	15.7
Loss from equity method investments	—	(1.2)	(1.2)
Balance as of December 31, 2024	9.1	5.4	14.5
(Loss) / income from equity method investments	(3.1)	0.4	(2.7)
Balance as of December 31, 2025	6.0	5.8	11.8
We provide and have historically provided services in Mexico through Drilling and Technical Services Agreements (“DTSAs”) and through Drilling, Operation and Management Agreements (“DO&MAs”) both through our joint ventures and our wholly owned rig operations company. Additionally, we have provided jack-up rigs to our joint ventures and to third-party companies through Bareboat Charters (“BBCs”). These agreements can be executed either directly with the joint ventures or with CME’s subsidiaries and third-party affiliates. Our joint ventures provide services to CME’s subsidiaries and their affiliates through similar types of agreements. In addition, the joint ventures provide onshore operational support services to subsidiaries of the Company and to CME. The CME subsidiaries and affiliates include Opex Perforadora S.A. de C.V. (“Opex”), Perforadora Profesional AKAL I, SA de CV (“Akal”), Irish Energy Drilling Assets, DAC (“Irco”) and Perforadora Ircomex, S.A. DE C.V. (“Ircomex”). CME and CME subsidiaries hold integrated well services contracts and exploration and extraction contracts with Petróleos Mexicanos (“Pemex”).
Effective during 2024, Perfomex and Opex agreed to terminate the DTSAs for five of Borr’s jack-up rigs, which triggered a termination fee payable to Perfomex of $35.0 million or $7.0 million per rig. The associated BBCs between Perfomex and the Company were also terminated, and a new operating structure was concurrently put in place. Perfomex entered into new DO&MAs with Ircomex to provide services related to two Borr rigs and two third-party owned rigs, and a subsidiary of the Company entered into new DO&MAs with Ircomex for three Borr rigs. Additionally, the Company entered into new fixed rate BBCs for five Borr rigs with Irco.
In January 2025, the Company received temporary suspension notices under the BBCs with Irco for three rigs, following partial suspensions of performance under the contracts held with Pemex. During the suspension period, operating expenses incurred for these rigs were recharged to the Company. All three rigs resumed operations during the second quarter of 2025. Effective August 22, 2025, and October 30, 2025, Irco and Ircomex, respectively, terminated the BBCs and DO&MAs for two rigs following partial termination of the integrated well services contracts held with Pemex.
As of December 31, 2025, Perfomex has active DO&MAs for one Borr rig and two third-party owned rigs, and provides onshore support services related to the Company’s operations in Mexico.
As of December 31, 2025, a subsidiary of the Company has active DO&MAs with Ircomex for two Borr rigs.